UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 6, 2007
H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)
(816) 854-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On September 6, 2007, H&R Block, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Kansas City, Missouri. During the Annual Meeting, Mark Ernst, Chairman of the Board, President and Chief Executive Officer of the Company, made a presentation. The prepared remarks and related slides are furnished as Exhibit 99.1.
After the Annual Meeting, the Company issued the press release furnished as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description

99.1	Prepared Remarks and Slides for use at Annual Meeting on September 6, 2007.

99.2	Press Release issued by the Company on September 6, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
Date: September 6, 2007	By:	/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

EXHIBIT INDEX
99.1	Prepared Remarks and Slides for use at Annual Meeting on September 6, 2007.

99.2	Press Release issued by the Company on September 6, 2007.